UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2023

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On August 9, 2023, Praxis Precision Medicines, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2023. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On August 9, 2023, the Company updated its corporate presentation for use in meetings with investors, analysts and others. The presentation is available in the “Investors + Media” portion of the Company’s website at investors.praxismedicines.com and a copy is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
PRAX-628
On August 7, 2023, the Company announced the results from an analysis of EEG activity for subjects in the recent Phase 1 study that demonstrated pharmacodynamic activity across all dose levels for study subjects who received PRAX-628 at first administration as compared with subjects who received placebo. In the Phase 1 study, PRAX-628 was administered to 40 healthy participants (PRAX-628 n=30, placebo n=10). Single ascending dose (“SAD”) cohorts evaluated PRAX-628 doses ranging from 5 to 45 mg and multiple ascending dose (“MAD”) cohorts evaluated PRAX-628 doses of 20 and 30 mg. EEG data were collected over the course of day 1 in the SAD cohort and over three separate days during the course of the 10-day MAD treatment period. qEEG analysis showed a pharmacodynamic effect at all dose levels and was significantly different from placebo at the Tmax timepoint (~2h) for the SAD and all timepoints for the MAD portion.
The Company has begun a Phase 2 study for PRAX-628 in patients with a photo-paroxysmal response to evaluate drug activity and dose finding, and is expected to report topline results in the second half of 2023. Based on these studies and the preclinical results, the Company intends to advance PRAX-628 into a Phase 2 study in focal epilepsy in the first half of 2024.
Ulixacaltamide
On August 8, 2023, the Company announced further data from two additional analyses of the Essential1 study for ulixacaltamide.
Open-Label Extension (“OLE”)
Following completion of the initial 8-week double-blind treatment phase in Essential1, eligible patients had the option to continue their access to ulixacaltamide in an OLE phase. Participants who continued to the OLE phase remained blinded for a six-week lead-in period.
•There was no change to the overall safety results through 14 weeks of treatment.
•65 patients who completed the double-blinded portion of Essential1 were eligible to participate in the OLE and completed the week 14 assessment. All patients eligible to participate in the OLE phase were enrolled in Essential1 under version 4 of the clinical protocol.
•Patients who were eligible and continued on ulixacaltamide (n= 39) experienced an additional mean improvement in the modified Activities of Daily Living 11 (“mADL11”) of 1.7 points from 3.09 at week 8 (95% CI: 0.98, 5.2) to 4.81 (95% CI: 2.38, 7.23) after 14 weeks of treatment.
•Patients who switched from placebo during the double-blind phase of Essential1 to ulixacaltamide treatment during the OLE 6-week lead-in (n= 26) experienced mean improvement in mADL11 of 3.15 points, from 1.21 at week 8 (95% CI: -1.04, 3.46) to 4.36 (95% CI: 1.68, 7.05).
Randomized Withdrawal Sub-Study
Following the announcement of the Essential1 study topline results, the Company amended the open-label protocol to further assess the criteria to be used in the upcoming randomized withdrawal Phase 3 study. In this sub-study, patients were re-randomized in a blinded fashion to either receive placebo or continue to receive ulixacaltamide.

Twenty-one patients who completed assessments at week 14 of the OLE were eligible to participate in the blinded sub-study. Patients were evaluated weekly over a total of six weeks, with 11 patients assigned to ulixacaltamide and 10 to placebo for the initial three-week period, crossing over to either placebo or ulixacaltamide for an additional three-week period. Blinded rescue was triggered for patients on placebo if loss in the mADL11 exceeded two points at any timepoint.
•Patients who switched from ulixacaltamide to placebo experienced an average loss of effect in their mADL11 per week of 47% (mean loss of effect of -1.15 points/week), compared to 6% improvement in global mean change per week (mean improvement of 0.16 points/week) for the periods receiving ulixacaltamide. In addition, 10 patients assigned to placebo met the rescue criteria to restart ulixacaltamide.
•85% of the patients who received ulixacaltamide (17 of 20) and 52% who received placebo maintained their mADL11 within three points compared to baseline, confirming the definition of patient stability to be used in the Phase 3 program.
•No new safety signals emerged and there was no change to the overall safety results observed in the eight-week double-blind treatment phase.
The results from the sub-study supported a number of proposed design elements for the upcoming Phase 3 randomized withdrawal study, including the responder criteria and feasibility of rescuing patients with ulixacaltamide.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the clinical development of PRAX-628 and ulixacaltamide. The forward-looking statements included in this Current Report on Form 8-K are subject to a number of risks, uncertainties and assumptions, including, without limitation, uncertainties inherent in clinical trials, the expected timing of submission for regulatory approval or review by governmental authorities and other risks as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. These statements are based only on facts currently known by the Company and speak only as of the date of this Current Report on Form 8-K. As a result, you are cautioned not to rely on these forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 9, 2023

99.2	Praxis Precision Medicines, Inc. August 2023 Corporate Presentation

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: August 9, 2023	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer